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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 2002



                      NOVASTAR MORTGAGE FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)



             Delaware                    333-84328                48-1195807
--------------------------------  -------------------------  -------------------
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
       Incorporation)                      Number)           Identification No.)


 1901 West 47th Place, Suite 105,
           Westwood, KS                                             66205
--------------------------------                             -------------------
(Address of Principal Executive                                  (Zip Code)
            Offices)


          Registrant's telephone number, including area code   (913) 514-3200
                                                               -----------------


                                    No Change
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          (Former name or former address, if changed since last report)




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         Item 5.     Other Events

               In connection with the offering of NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2, by NovaStar Mortgage Funding Trust, Series 2002-2, as to be described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibit 99.1 - Related Computational Materials (as defined in
               Item 5 above).

               Exhibit 99.2 -- Related Revised Computational Materials (as defined in Item 5 above).

               Exhibit 99.3 -- Related Revised Computational Materials (as defined in Item 5 above).

               Exhibit 99.4 -- Related Revised Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NOVASTAR MORTGAGE FUNDING
                                    CORPORATION


                                    Registrant





                                    By:    /s/ Kelly Meinders
                                       --------------------------------
                                        Name:    Kelly Meinders
                                        Title:   Vice President



Dated:  June 13, 2002


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Description
-----------     -----------
99.1            Related Computational Materials (as defined in Item 5 above).

99.2 Related Revised Computational Materials (as defined in Item 5 above).

99.3 Related Revised Computational Materials (as defined in Item 5 above).

99.4 Related Revised Computational Materials (as defined in Item 5 above).